Swap Schedule

SCHEDULE

to the

Master Agreement
(Multicurrency-Cross Border)

dated as of  May 31, 2007

between

Credit Suisse International	and

Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2

_______________________________________ ("Party A")		_________________________________________ ("Party B")

Capitalized terms used herein and not otherwise defined shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of May 1, 2007 (the "PSA"), among the depositor, DLJ Mortgage Capital, as seller, SPS, as servicer, OfficeTiger Global Real Estate Services Inc., as loan performance adviser, and Wells Fargo Bank, N.A., as the trustee.  For the avoidance of doubt, references herein to a particular "Section" of this Agreement are references to the corresponding sections of the Master Agreement.

Part 1
Termination Provisions

(a)

"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

and in relation to Party B for the purpose of:

Section 5(a)(v),

Not Applicable

Section 5(a)(vi),

Not Applicable

Section 5(a)(vii),

Not Applicable

Section 5(b)(iv),

Not Applicable

(b)

"Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)

Certain Events of Default.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will not apply to Party B; except that Section 5(a)(ii) will not apply to Party A with respect to Party A’s failure to comply with Part 5(b) herein.

Section 5(a)(iii) (Credit Support Default) will apply to Party A and will not apply to Party B, unless Party A has posted collateral under the Credit Support Annex, in which case Section 5(a)(iii)(1) will apply to Party B.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will apply to Party A and will not apply to Party B.  "Specified Indebtedness" shall have the meaning specified in Section 14 of this Agreement and "Threshold Amount" means 3% of shareholder's equity of the Relevant Entity.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that in respect of Party B, (i) clause (2) thereof shall not apply, (ii) clause (4) thereof shall not apply to Party B to the extent that the relevant proceeding is instituted by Party A in breach of Party A's agreement in Part 5(g) of this Schedule, (iii) the words "seeks or" shall be deleted from clause (6) thereof and any appointment that is effected by or pursuant to the PSA and/or any other document pertaining thereto (collectively with the PSA, the “Transaction Documents”) shall not constitute an Event of Default under such clause (6), (iv) clause (7) thereof shall not apply, (v) clause (8) thereof shall apply only to the extent not inconsistent with clauses (i) to (iv) of this sentence and (vi) clause (9) thereof shall not apply.

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

Notwithstanding anything to the contrary in Sections 5(a)(i) and 5(a)(iii) of this Agreement, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under any Credit Support Document shall not be an Event of Default under Section 5(a)(i) or Section 5(a)(iii) unless (A) a Moody’s Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time since such Moody’s Ratings Event first occurred and (B) such failure is not remedied on or before the third Local Business Day after notice of such Ratings Event is received by Party A.

 (d)

Termination Events.  The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B; provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

Section 5(b)(iii) (Tax Event Upon Merger) will apply to Party A and Party B; provided that in the event that Party A is the Affected Party in respect of an event described in Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date pursuant to such Section 5(b)(iii).

Section 5(b)(iv) (Credit Event Upon Merger) will not apply to Party A or Party B.

(e)

The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)

Loss will apply; subject to Part 5(y).

(ii)

The Second Method will apply.

(g)

"Termination Currency" means United States Dollars.

(h)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)

Each of the following shall constitute an Additional Termination Event with Party A as the sole Affected Party:

(a)

An S&P Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(2) and a Ratings Event has neither occurred nor is continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(a) shall not constitute an Event of Default.

(b)

A Moody's Collateralization Event has occurred and is continuing, and Party A has failed to comply with or perform any obligation to deliver collateral under the Credit Support Annex and 30 Local Business Days or more have elapsed since the last time that no Moody's Collateralization Event had occurred and was continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(b) shall not constitute an Event of Default (unless such event constitutes a failure to post collateral pursuant to the terms of the Credit Support Annex in breach of Part 5(b)(4)).

(c)

A Fitch Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(b)(2) and a Ratings Event has neither occurred nor is continuing.  Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(c) shall not constitute an Event of Default (unless such event constitutes a failure to post collateral pursuant to the terms of the Credit Support Annex in breach of Part 5(b)(4)).

(d)

A Ratings Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the “Downgrade Provisions” as set forth in Part 5(b)(4) and, in the case of a Moody's Ratings Event, (i) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that paragraphs (i) and (ii) of Part 5(y) (Calculations) apply) and which remains capable of becoming legally binding upon acceptance and (ii) 30 Local Business Days or more have elapsed since the last time that no Moody's Rating Event had occurred and was continuing.  The failure by Party A to comply with or perform any obligation (other than the obligation to post collateral pursuant to the terms of the Credit Support Annex) to be complied with or performed by Party A in accordance with the “Downgrade Provisions” as set forth in Part 5(b)(4) will constitute an Additional Termination Event and not an Event of Default.

(ii)

An amendment and/or supplement to the PSA (or any other Transaction Document) is made without the prior written consent of Party A where such consent is required to be obtained under the PSA (such consent not to be unreasonably withheld), if such amendment and/or supplement would: (a) adversely affect any of Party A's rights or obligations under this Agreement; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations under this Agreement.

(iii)

The delivery of any irrevocable notice of any termination (or the actual termination) of the Trust pursuant to Article IX of the PSA, provided, however, that notwithstanding Section 6(b)(iv) of this Agreement, either party may designate an Early Termination Date, which shall be the final Distribution Date,  in respect of this Additional Termination Event.

(iv)

Upon the occurrence of a Swap Disclosure Event (as defined in Part 5(u) below) Party A has not, within 10 days after such Swap Disclosure Event, complied with any of the provisions set forth in Part 5(u)(iii) below.  For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of an Additional Termination Event described in this Part 1(h)(iv).

(v)

The (1) acceleration of any class of rated Certificates following the occurrence of an “Event of Default” under the PSA or (2) commencement of any liquidation of the Trust Property.  If an event or circumstance which would constitute an Event of Default by Party B under this Agreement gives rise to an “Event of Default” under the PSA, it will be treated by Party A as an Event of Default by Party B under this Agreement and not an Additional Termination Event.  If an “Event of Default” under the PSA occurs while an Event of Default occurs with respect to Party B as the Defaulting Party hereunder, then such event will be treated as an Event of Default by Party B hereunder, with Party B as the Defaulting Party, and not as an Additional Termination Event.

(vi)

The delivery of an irrevocable notice of any redemption or other prepayment in whole (or the actual redemption or other prepayment in whole), but not in part, of the Certificates in connection with any redemption pursuant to the PSA.

Part 2
Tax Representations

(a)

Payer Representations. For the purpose of Section 3(e) of this Agreement, neither Party A nor Party B will make any representations.

(b)

Payee Representations. For the purpose of Section 3(f) of this Agreement, neither Party A nor Party B will make any representations.

Part 3
Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)

Tax forms, documents or certificates to be delivered are:— None

(b) Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B

Certified copy of the board of directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to this Agreement and each Credit Support Document (if any) signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		Concurrently with the execution and delivery of this Agreement.	Yes
Party A and Party B

Incumbency certificate (or, if available the current authorized signature book or equivalent authorizing documentation) specifying the names, titles, authority and specimen signatures of the persons authorized to execute this Agreement which sets forth the specimen signatures of each signatory to this Agreement, each Confirmation and each Credit Support Document (if any) signing on its behalf.

		Concurrently with the execution and delivery of this Agreement unless previously delivered and still in full force and effect.	Yes
Party A	An opinion of counsel to such party that is reasonably satisfactory in form and substance to the other party.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No
Party B	All opinions of counsel to Party B and counsel to the Servicer, delivered as of the Closing Date.	Upon execution of this Agreement or as soon as reasonably practical upon request.	No
Party B	Such other information in connection with the Certificates or the PSA in possession of Party B as Party A may reasonably request from time to time.	Promptly upon request.	Yes
Party B	A duly executed copy of the PSA.	Upon finalizing the PSA.	Yes
Party B	Copy of each report and/or any other Transaction Document that is required to be made available to Party A under the terms of the PSA.	Upon availability.	Yes

Part 4
Miscellaneous

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

(1)

Address for notices or communications to Party A (other than by facsimile):-

Address:

One Cabot Square

Attention:

(1)

Head of Credit Risk Management;

London E14 4QJ

(2)

Managing Director -

England

Operations Department;

(3)

Managing Director - Legal Department

Telex No.:

264521

Answerback:

CSI G

(For all purposes.)

(2)

For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6):-

Facsimile No.:

44 20 7888 2686

Attention:

Managing Director - Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

Party B:

Address for notices or communications to Party B:

Wells Fargo Bank, N.A.

Attention:  Client Manager, ABSC-07-HE2

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone No:  (410) 884-2000

Facsimile No:  (410) 715-2380

 (For all purposes.)

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

Attention:

General Counsel

Legal and Compliance Department

Party B appoints as its Process Agent:  Not applicable.

(c)

Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A.

(f)

Credit Support Document. Credit Support Document means:-

With respect to Party A:  The Credit Support Annex and any guarantee that is provided to Party B pursuant to Part 5(b) below.

With respect to Party B:  The Credit Support Annex.

 (g)

Credit Support Provider.

Credit Support Provider means in relation to Party A:  Not applicable or, if a guarantee is provided to Party B pursuant to Part 5(b) below, the guarantor providing such guarantee.

Credit Support Provider means in relation to Party B:  Not applicable..

(h)

Governing Law. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to each Transaction hereunder.

(j)

"Affiliate."  "Affiliate" shall have the meaning specified in Section 14 of this Agreement, provided, however, that Party A shall be deemed to have no Affiliates for purposes of Section 3(c) of this Agreement and Party B shall be deemed to have no affiliates.

    Part 5
Other Provisions

(a)

Definitions.

Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the PSA.  In the event of any inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)

Downgrade Provisions.

(1)

It shall be a collateralization event (Collateralization Event) if:

(A) with respect to each Relevant Entity, so long as Moody's Investors Service, Inc. (Moody's) is currently rating the Notes and either (i) such Relevant Entity has both a long-term and short-term rating by Moody's and (x) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A3" or below by Moody's or (y) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "P-2" or below by Moody's, or (ii) no short-term rating is available from Moody’s and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A2" or below by Moody's (such event, a Moody's Collateralization Event), or

(B) with respect to each Relevant Entity, so long as Fitch, Inc. (Fitch) is currently rating the Notes and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Relevant Entity are rated "A-" or below by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated "F2" or below by Fitch (such event, a Fitch Collateralization Event), or

(C) with respect to each Relevant Entity, if such entity is a bank, broker/dealer, insurance company, structured investment vehicle or derivative product company (any such entity, a Financial Institution), so long as Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (S&P) is currently rating the Notes and either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Relevant Entity are rated "A-2" by S&P or (ii) if such Relevant Entity does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated "A" or below by S&P (such event, an S&P Collateralization Event).

Relevant Entity means (a) Party A, (b) any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement or (c) in respect of any determination relating to a Collateralization Event or Ratings Event in respect of S&P, any rated bank, broker/dealer or insurance company that is the parent of Party A if S&P determines that Party A is core or strategically important to such parent entity.

(2)

Without prejudice to Party A's obligations under the Collateral Support Annex, during any period in which a Collateralization Event is occurring, Party A shall, at its own expense, post collateral according to the terms of the 1994 ISDA Credit Support Annex to this Schedule, including Paragraph 13 thereof (the Credit Support Annex).  To avoid the obligation to post collateral in accordance with the CSA, Party A may, at any time, (i) furnish an Eligible Guarantee (as defined below) of Party A's obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined herein), (ii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) is reasonably acceptable to Party B, (b) satisfies the Hedge Counterparty Ratings Requirement and (c) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, provided further, that (in the case of an S&P Collateralization Event) satisfaction of the Rating Agency Condition in relation to S&P shall be required for any transfer of any Transactions under this Part 5(b)(2)(iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto) or (iii) (a) in the case of a Fitch Collateralization Event, perform any other action which satisfies the Fitch Ratings Conditions or (b) in the case of an S&P Collateralization Event, perform any other action which satisfies the Rating Agency Condition in relation to S&P.

Eligible Guarantee means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to each Rating Agency other than Moody’s, and either (A) a law firm  has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody's, (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any tax) will equal the full amount Party B would have received had no such deduction or withholding been required or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

An entity shall satisfy the Hedge Counterparty Ratings Requirement if (a) either (i) if the entity is a Financial Institution, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the entity are rated at least "A-2" by S&P or (ii) if the entity does not have a short-term unsecured and unsubordinated debt rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the entity are rated at least "BBB+" by S&P, or (ii) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of “A+” from S&P; (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A3" by Moody’s and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such entity are rated at least "P-2" by Moody’s (if such entity has both a long-term and short-term rating from Moody's) or (ii) if such entity does not have a short-term debt rating from Moody’s, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such entity are rated at least "A3" by Moody’s and (c) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "BBB+" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "F2" by Fitch.  For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the entity (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the entity.

Rating Agency shall mean each of S&P, Moody's and Fitch.

Rating Agency Condition means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any [Relevant Securities].

(3)

It shall be a Ratings Event if at any time after the date hereof (A) so long as S&P is currently rating the Notes and either (i) if the Relevant Entity is a Financial Institution, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated "BBB" or below by S&P or, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated “A-3” or below by S&P (ii) if the Relevant Entity is not a Financial Institution, the unsecured and unsubordinated short-term debt obligations of each Relevant Entity are rated “A-2” or below from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, the long-term unsecured and unsubordinated debt obligations are rated “A” or below by S&P or (iii) if at any time after the date hereof S&P withdraws all of each Relevant Entity’s ratings and no longer rates any Relevant Entity (such event, an S&P Ratings Event), (B) so long as Moody's is currently rating the Notes and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are unrated or rated "Baa1" or below by Moody’s (or such rating is withdrawn) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are unrated or rated "P-3" or below by Moody's (or such rating is withdrawn) (such event, a Moody's Ratings Event) or (C) so long as Fitch is currently rating the Notes and either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of each Relevant Entity are rated below "BBB+" by Fitch, or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of each Relevant Entity are rated below "F2" by Fitch (such event, a Fitch Ratings Event).

 (4)

Following a Ratings Event, Party A shall take the following actions:

(a)

in the case of an S&P Ratings Event, Party A, at its sole expense, shall (i) within 60 calendar days, subject to extension upon satisfaction of the Rating Agency Condition in relation to S&P, of the Ratings Event, either (x) obtain a substitute counterparty (and provide written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable; provided further that satisfaction of the Rating Agency  Condition in relation to S&P shall be required within such 60 calendar days or longer period, as applicable, for any transfer of any Transaction under this clause (a)(i)(x) unless such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms by such counterparty, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide prior written notice to S&P and the Trustee with respect thereto), (y) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies paragraph (a) of the definition of Hedge Counterparty Ratings Requirement or (z) perform any other action which satisfies the Rating Agency Condition in relation to S&P and (ii) post collateral according to the terms of the Credit Support Annex; and

(b)

in the case of a Moody's Ratings Event or a Fitch Ratings Event, Party A, at its sole expense, shall use commercially reasonable efforts to (i), as soon as reasonably practicable, (A) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement or (B) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (1) is reasonably acceptable to Party B, (2) satisfies the paragraph (b) of the definition of Hedge Counterparty Ratings Requirement and (3) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on substantially the same terms, including rating triggers, credit support documentation and other provisions of this Agreement, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable or (C) in the case of a Fitch Ratings Event, perform any other action which satisfies the Fitch Ratings Conditions and (ii) post collateral according to the terms of the Credit Support Annex.  Party A's failure to post collateral pursuant to Part 5(b)(4)(b)(ii) shall constitute an Event of Default with Party A as the sole Affected Party.  Party A's failure to act in a commercially reasonable manner pursuant to Part 5(b)(4)(b)(i) shall constitute a Breach of Agreement under Section 5(a)(ii).

(c)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi) Eligible Contract Participant. It is an "eligible contract participant" as such term is defined in Section 35.1 (b) (2) of the regulations (17 C.F.R. 35) promulgated under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

(vii) Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii) Relationship between Party A and Party B. Other than as provided in Part 5(f), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Capacity.  Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person.  Party B represents to Party A on the date on which Party B enters into this Agreement it is entering into the Agreement and the Transaction not in its individual capacity, but solely  in its capacity as Trustee on behalf of the Trust created under the PSA in respect of the Asset Backed Securities Corporation Home Equity Loan Trust.

(2)

Non-Reliance.  Party A is acting for its own account and with respect to Party B, the Trustee is has been directed under the PSA to execute this Agreement solely as trustee on behalf of the Trust.  Each party has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

 (d)  Section 4 is hereby amended by adding the following new agreement:

Actions Affecting Representations. Party B agrees not to take any action during the term of this Agreement or any Transaction hereunder that renders or could render any of the representations and warranties in this Agreement untrue, incorrect, or incomplete, and, if any event or condition occurs that renders or could render any such representation untrue, incorrect, or incomplete, Party B will immediately give written notice thereof to Party A upon obtaining actual knowledge of such action.

(e)

Transfer.

(i)  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person that is an office, branch or affiliate of Party A (any such Person, office, branch or affiliate, a Transferee) on at least five Business Days’ prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Notwithstanding the foregoing, no transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies other than Moody's that, notwithstanding such transfer, the then-current ratings of the Notes will not be reduced or withdrawn, provided, however, that this provision shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior written consent of the Trustee on behalf of Party B but with prior written notice to S&P and the Trustee, to an Affiliate of Party A that (i) satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to Rating Agency Condition in relation to S&P, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Rating Requirements and (ii) as of the date of such transfer such Affiliate will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless such Affiliate will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; provided that satisfaction of the Rating Agency Condition in relation to S&P will be required unless such transfer is in connection with the assignment and assumption of this Agreement by such an Affiliate without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of such an Affiliate the substitute counterparty of the type included in Section (c) of this Section 7 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any transfer under this Part 5(e).

(ii)

 If an Eligible Replacement has made a Firm Offer (which means an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a transfer under Part 5(b), Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(f)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Trustee (the “Trustee”) not individually or personally but solely as trustee of the Trust created pursuant to the PSA (the “Trust”), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust,  (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(g)

Proceedings.  Party A shall not institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the trust created pursuant to the PSA any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following payment in full of the Notes.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or the trust, as applicable or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, (ii) from commencing against Party B or any of the Home Equity Loans any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding, or (iii) from taking any action (not otherwise mentioned in this paragraph) which will prevent an impairment of any right afforded to it under the PSA as a third party beneficiary.  This provision shall survive termination of this Agreement.

(h)

Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

"to another account in the same legal and tax jurisdiction as the original account"

(i)

Pooling and Servicing Agreement.  Party B will provide at least ten days' prior written notice to Party A of any proposed amendment or modification to the PSA (to the extent that such party has actual knowledge of such amendment or modification) and Party B will obtain the prior written consent of Party A (such consent not to be unreasonably withheld) to any such amendment or modification: (x) where such consent is required under the terms of the PSA; or (y) if such amendment or modification would: (i) adversely affect any of Party A’s rights or obligations under this Agreement, as determined by Party A; or (ii) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B’s obligations under this Agreement.

(j)

No Set-off.  Except as expressly provided for in Section 2(c), Section 6 hereof, Part 5(y)(vi) below or paragraphs 8(a) or 8(b) of the Credit Support Annex, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)

Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(k) shall not constitute an Event of Default or a Termination Event.

(l)

Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the counterparty; (iv) the terms of the Notes; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Notes, the PSA, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Notes (other than information provided in writing by Party A for purposes of the disclosure document relating to the Notes); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(m)

Rating Agency Approval on Amendment.  In addition to the requirements of Section 9, this Agreement will not be amended unless Party B shall have obtained satisfaction of the Rating Agency Condition with respect to each Rating Agency.

(n)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(o)

Limited Recourse.  The liability of Party B in relation to this Agreement and any Confirmation hereunder is limited in recourse to assets in the Trust and payments of interest proceeds and principal proceeds thereon applied in accordance with the terms of the PSA.  Upon application of all of the assets in the Trust (and proceeds thereon) in accordance with the PSA, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.  It is understood that the foregoing provisions shall not (i) prevent recourse to the Trust for the sums due or to become due under any security, instrument or agreement which is part of the Trust (subject to the priority of payments set forth in the PSA) or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until the Trust has been realized and the proceeds applied in accordance with the PSA.

 (p)  Reserved

 (q)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(r)

Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(s)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(t)

Escrow Payments.  If (whether by reason of the time difference between the cities in which payments or deliveries are to be made or otherwise) it is not possible for simultaneous payments or deliveries  to be made on any date on which both parties are required to make payments or deliveries hereunder, either party may at its option and in its sole discretion notify the other party (Section 2(b) of this Agreement notwithstanding) that payments or deliveries on that date are to be made in escrow (such party being the "Appointing Party").  In this case, deposit of the payment or delivery due earlier on that date will be made by 2.00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the Appointing Party, accompanied by irrevocable payment or delivery instructions (i) to release the deposited payment or delivery to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment or delivery from the other party on the same date accompanied by irrevocable payment or delivery instructions to the same effect, or (ii) if the required deposit of the corresponding payment or delivery is not made on that same date, to return the payment or delivery deposited to the party that paid or delivered it into escrow.  The Appointing Party will pay all costs of the escrow arrangements.  The Appointing Party will bear the risk of any failure of the bank it nominates to be its escrow agent to fully and promptly perform the obligations of such escrow agent as contemplated in this Part 5(t)  Any amounts payable or deliveries to be made under this Agreement by the Appointing Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the Appointing Party as of such date (assuming timely payment or delivery on the due date of amounts payable or deliveries to be made by the other party hereto).  Any amounts or deliveries due from the other party, which have been paid or delivered to the escrow agent in accordance with this Part 5(t) (and any instructions in connection therewith given to the other party by the Appointing Party) shall be treated as having been paid or delivered by such other party and received by the Appointing Party as of the date on which they were paid or delivered to the Appointing Party's escrow agent.  The Appointing Party shall cause the escrow arrangements to provide that the other party shall be entitled to interest on any payment due to be deposited first for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by to the other party 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion..

(u)

Compliance with Regulation AB.

(i)

Party A agrees and acknowledges that DLJ Mortgage Capital, Inc. (the “Sponsor”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain information regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of the Transactions under this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)

It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day during the term of the Transactions hereunder, the Sponsor requests (in writing) from Party A the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by the Sponsor, in good faith, that such information is required under Regulation AB as a result of the aggregate "significance percentage" exceeding 10%) (the “Swap Financial Disclosure”).

(iii)

Upon the occurrence of a Swap Disclosure Event, Party A, at its own expense, shall (a) provide to the Sponsor the Swap Financial Disclosure, (b) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Rating Agencies, provided, that satisfaction of the Rating Agency Condition in relation to S&P shall be required for any transfer of any Transactions under this clause (iii) unless such transfer is in connection with the assignment and assumption of this Agreement by such substitute counterparty without modification of its terms, other than the following terms:  party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto), which entity (or a guarantor therefor) meets or exceeds the Hedge Counterparty Ratings Requirement and which entity is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the Party A’s obligations under this Agreement from an affiliate of the Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable with respect to the Counterparty, and cause such affiliate to provide Swap Financial Disclosure.  If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(v)

Third Party Beneficiary.

Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Depositor's rights explicitly specified herein.

(w)

Credit Support Default.  Section 5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

"(1) The occurrence of an Event of Default under any Credit Support Document if such Event of Default is continuing after any applicable grace period has elapsed;"

(x)

Tax.  Notwithstanding the definition of “Indemnifiable Tax” in Section 14 of this Agreement, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(y)

Calculations.  Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the sole Affected Party (other than pursuant to an Illegality or Tax Event) or (B) the Defaulting Party in respect of any Event of Default, Market Quotation and paragraphs (i) to (vii) below will apply:

(i)

The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

““Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer (which may be solicited by either Party A or Party B) which is:

(1)

made by a Reference Market-maker that is an Eligible Replacement;

(2)

for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under this Agreement in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date;

(3)

made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included; and

(4)

made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.”

(ii)

In determining whether or not a Firm Offer satisfies the condition in sub-paragraph (4) of Market Quotation, Party B shall act in a commercially reasonable manner.

(iii)

The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

““Settlement Amount” means, with respect to any Early Termination Date:

(1)

if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B or the Depositor (on its behalf) so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(2)

if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Depositor, on behalf of Party B so as to become legally binding and one or more Market Quotations have been communicated to Depositor, on behalf of Party B and remain capable of becoming legally binding upon acceptance by Depositor, on behalf of Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(3)

if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Depositor, on behalf of Party B so as to become legally binding and no Market Quotations have been communicated to Depositor, on behalf of Party B and remain capable of becoming legally binding upon acceptance by Depositor, on behalf of Party B, Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(iv)

At any time on or before the Early Termination Date at which two or more Market Quotations have been communicated to Depositor, on behalf of Party B and remain capable of becoming legally binding upon acceptance by Depositor, on behalf of Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

(v)

If Party B or the Depositor requests Party A in writing to obtain Market Quotations, Party A shall use reasonable efforts to do so before the Early Termination Date.

(vi)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

““Second Method and Market Quotation.” If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted against any amount payable by Party B under (1).”

(vii)

For purposes of this Part 5(y),

“Eligible Replacement” means an entity (A) satisfying the Hedge Counterparty Ratings Requirement or (B) whose present and future obligations owing to Party B are guaranteed pursuant to a guarantee provided by a guarantor satisfying the Hedge Counterparty Ratings Requirements.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon  acceptance.

(z)

Rating Agency Notifications.  Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Part 5(e) above) unless each Rating Agency has been given prior written notice of such amendment, designation or transfer.

(aa) Applicable Rating Agency.  Rating triggers and other Rating Agency-related provisions herein apply only for so long as that particular Rating Agency is rating the securities to which this Transaction applies.

(bb)

Timing of Payments by Party B upon Early Termination.  Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the “Unfunded Amount”) of any amount that is calculated as being due in respect of any Early Termination Date under Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount, along with accrued interest thereon, shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(cc)

Safe Harbors.  Each party to this Agreement acknowledges that:

(i)

This Agreement, including any Credit Support Document, is a “master netting agreement” as defined in the U.S. Bankruptcy Code (the “Code”), and this Agreement, including any Credit Support Document, and each Transaction hereunder is of a type set forth in Section 561(a)(1)-(5) of the Code;

(ii)

Party A is a “master netting agreement participant” and a “swap participant” as defined in the Code;

(iii)

The remedies provided herein, and in any Credit Support Document, are the remedies referred to in Section 561(a), Sections 362(b)(6), (7), (17) and (27), and Section 362(o) of the Code;

(iv)

All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document or any Transaction hereunder are “margin payments,” “settlement payments” and/or “transfers” under Sections 546(e), (f), (g) or (j), and under Section 548(d)(2) of the Code; and

(v)

Each obligation under this Agreement, any Credit Support Document or any Transaction hereunder is an obligation to make a “margin payment,” “settlement payment” and/or “payment” within the meaning of Sections 362, 560 and 561 of the Code.

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IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

Credit Suisse International

Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2

By: /s/ Kamel Ouchikh Name: Kamel Ouchikh Title: Authorized Signatory	By: /s/ Sandra Whalen Name: Sandra Whalen Title: Vice President
By: /s/ Vittorio Scialoja Name: Vittorio Scialoja Title: Authorized Signatory